EXHIBIT 32.2




        Certification of Chief Financial Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350
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In connection with the quarterly report on Form 10-QSB of Thai One On,
Inc. (Registrant), as filed with the Securities and Exchange
Commission on the date hereof (the Report), I, Au E-Mun, Chief Financial Officer and Principal Accounting Officer of Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

   (1) the quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


Date:  May 13, 2005          /s/ Au E-Mun
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                              Chief Executive Officer of
                              Thai One On, Inc., Registrant